Supplement dated March 14, 2005 to Prospectus dated December 22, 2004

THE GUARDIAN CXC VARIABLE ANNUITY

The following information should be read in conjunction with the Prospectus dated December 22, 2004 for The Guardian CXC variable annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account F. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	Effective immediately, the Earnings Benefit Rider is no longer available. All references to this rider on the Table of Contents page and on pages 2, 5, 6, 35, 36, 37, 44 and 47 of the prospectus are hereby deleted.

2.	Page 17 of the Prospectus is amended by adding the following two sentences to the end of the second paragraph in the section entitled “Fixed-Rate Option”:

The maximum amount of your initial premium payment that you may allocate to the fixed-rate option is $500,000. The maximum amount that you may add to the fixed-rate option during your first contract year is $100,000, regardless of the amount of your initial premium payment allocation to the fixed-rate option.